Exhibit 99.1

JPMorgan 2nd Annual Basics & Industrials Conference June 12, 2007

Safe Harbor Statement Except for historical information contained herein, information in this presentation is forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results in future periods of Mueller Water Products, Inc. to differ materially from forecasted results. Those risks include, among others, changes in customers' demand for our products, changes in raw material pricing, labor, equipment and transportation costs, changes in customer orders, pricing actions by the Company's competitors, changes in law, the inability to successfully integrate an acquired business, and general changes in economic conditions. Risks associated with forward-looking statements are more fully described in our filings with the Securities and Exchange Commission. Mueller Water Products assumes no duty to update its forward-looking statements as of any future date. Within this presentation, the Company makes reference to certain non-GAAP financial measures, which have directly comparable GAAP financial measures as identified in this presentation. These non-GAAP measures are provided so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company. A reconciliation between GAAP and non-GAAP performance measures is included in the Supplemental Information and is presented in compliance with the provisions of the rules under Regulation G.

Comprehensive Water Products Solutions Provider Leading North American provider of water infrastructure and flow control products in attractive and growing water industry One of the largest installed bases in the U.S. Strong brands and leading specification positions in top 50 U.S. metropolitan areas Low cost manufacturing processes Track record of delivering industry leading margins March 31, 2007 LTM NET SALES BY DIVISION March 31, 2007 LTM ADJUSTED EBITDA BY DIVISION(a) LTM NET SALES = $1,890MM LTM Adjusted EBITDA(b) = $345MM LTM Adjusted EBITDA Margin = 18.3% (a) Before corporate expenses. (b) Adjusted EBITDA excludes U.S. Pipe Chattanooga plant closure costs of $3.2 million, inventory step-up expenses for Mueller Co. of $0.4 million.

Mueller Water Products

Broad and Profitable Product Portfolio

Total Net Sales: $1,890MM
Adjusted Operating Income[(a)(b)]: $247MM
Depreciation and Amortization: $98MM

	Mueller Co.	US PIPE	ANVIL INTERNATIONAL
SEGMENT NET SALES[(c)]	$815MM	$558MM	$543MM
ADJUSTED OPERATING INCOME [(a)(b)]	$188MM	$35MM	$55MM
DEPRECIATION AND AMORTIZATION	$51MM	$23MM	$24MM
PRODUCT PORTFOLIO	 Hydrants;  Iron Gate Valves;  Butterfly, Ball and Plug Valves;  Gas Products / Tapping Machines	 Restrained Joint Pipe;  Ductile Iron Pipe;  Joint Restraint;  Joint Fitting	 Cast Iron Fittings;  Fittings & Couplings;  Pipe Nipples;  Hangers & Supports

Note: All statistics pro forma as of latest twelve months ending March 31, 2007.
(a) Adjusted operating income excludes U.S. Pipe Chattanooga plant closure costs of $3.2 million and inventory step-up expenses for Mueller of $0.4 million.
(b) Segment operating income excludes corporate expenses of $31 million.
(c) Segment net sales includes $26 million of intersegment sales.

4

Complete Water Transmission Solutions Note: Market position data based on management estimates.

A Growing Water Infrastructure Market Aging water systems a problem throughout the country Water leakage rates as high as 20% American Society of Civil Engineers gave U.S. drinking water and wastewater infrastructure a grade of “D-” in 2005 report Legislation will lead to increased infrastructure investment Repair and replacement approximately one-half of Mueller Co.’s demand and one-third of U.S. Pipe’s demand in 2006 FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS (NEXT 20 YEARS) ($ in billions) AGING PIPES AS % OF TOTAL PIPES Source: EPA. Data includes pipes classified as poor, very poor or elapsed according to EPA classification system. Source: EPA 2003 Drinking Water Needs Survey and Assessment. Transmission & Distribution $183.6 BN 66% Treatment $53.2 BN 19% Storage $24.8 BN 9% Source $12.8 BN 5% Other $2.3 BN 1% 10% 23% 45% 0% 10% 20% 30% 40% 50% 1980 2000 2020

Water Infrastructure Competitive Landscape Note: Market position data based on management estimates. #1 #1 #2 #1 #1 Fire Gate Butterfly and Brass Water Ductile Iron Company Hydrants Valves Ball Valves Products Pressure Pipe Mueller Water Products ACIPCO McWane Griffin Pipe A.Y. McDonald Ford Meter Box DeZURIK

Leading Market Positions and Preferred Brands About 75% of sales from products with #1 or #2 market position Brand names highly recognized for quality and reliability Note: Market position data based on management estimates. Products Market Position Water Infrastructure (Mueller Co.) Fire hydrants #1 Gate valves # 1 Butterfly and ball valves #1 Brass water products #2 Transmission Pipe (U.S. Pipe) Ductile iron pressure pipe #1 Piping Systems (Anvil) Pipe f ittings and couplings #1 Grooved products #2 Pipe hangers #2

Large and Growing Installed Base with Specification Positions One of the largest installed bases of products in the United States Products “specified” for use in all U.S. municipalities, including the top 50 metropolitan areas in the country Complex specification process Time consuming 54,000 purchasing jurisdictions Testing procedures Installed base drives future revenue Avoids duplicative inventory Life safety products – no incentive to change brands Easy to maintain

Comprehensive Distribution Network Sales force drives our specifications and water systems solutions to end-users Powerful platform to drive new and acquired product sales Installed base and specified products drive demand End-user preference Proven reliability Specification positions Relationship with sales force Longer product life Avoids high switching costs Distributor preference Supports end-user demand Comprehensive product offering Broad geographic presence Long-term relationships Strong brands High quality products Leading market share

Advanced Low-Cost Manufacturing Capabilities Leading cost position, utilizing advanced lost foam casting process Substantial investment already has been made Production costs reduced by about 15% (1) Difficult and costly to replicate by competitors No competitors use this process Lost Foam Casting (1) Based on management estimates

Investment in Manufacturing Capabilities Investment in new ductile iron pipe plant Automates/streamlines manufacturing process Cuts man hours per ton in half $40 – 45 MM capital investment in Bessemer, AL Enhances manufacturing expertise

Operating Synergies Expected annual pre-tax operating synergies of $40 to $50 million Progress through 3/31/07 reflects annual run rate of approximately $45 million Expect to achieve annual run rate at top end of range by early fiscal 2008 Plant rationalization programs Closed U.S. Pipe Chattanooga, TN valve & hydrant facility and transferred products to Mueller Co. facilities Closed valve & hydrant production and assembly plant in Milton, Ontario and relocated to existing U.S. facilities Closed valve production facility in Dixon, IL and relocated to other existing Pratt facilities Closure of service brass and hydrant manufacturing facility, James Jones, in Southern California by Summer 2007 Streamline and consolidate Columbia, PA foundry operations Closure and relocation of Anvil’s Bristol, PA distribution center Synergy Breakdown Consolidate Manufacturing Operations 74% Purchasing 11% Commercial Related Incremental Volume 15%

Debt Refinancing Achievements Lowered interest expense Enhanced operational flexibility Simplified debt structure Debt as of May 31, 2007 ($ in millions): Credit Facility: Term Loan A 150 $ Term Loan B 565 $300MM Revolving Credit Facility - 715 7 3/8% Senior Subordinated Notes due 2017 425 Capital lease obligations 2 TOTAL DEBT 1,142 $

Strategic Priorities Maintain market leadership positions Continue to enhance operational excellence Invest to improve manufacturing efficiency Broaden breadth of products and geographic presence in water infrastructure market

Strategy for Use of Cash Flow Invest in the business Repay debt when appropriate Grow through acquisition Pay dividends Share repurchase Limitations under credit agreement Other priorities would come first

Second Quarter 2007 Results Improved net sales Higher pricing, improved U.S. Pipe product mix and Fast Fab acquisition Partially offset by lower volumes due to softness in housing market Higher operating income, EBITDA and margins Higher pricing, synergy plan savings and improved U.S. Pipe product mix Partially offset by higher raw material costs

LTM Adjusted EBITDA $344.9 $313.5 $350 $300 $250 $200 ($ in millions) $150 $100 $50 $0 LTM 2Q06 LTM 2Q07 LTM Adjusted EBITDA grew 10 percent due to execution of synergy plan and operational performance

Mueller Water 2007 Outlook Second half trends External-driven factors Continued decline in housing starts Increase in brass and scrap iron raw material costs Softness with recently announced price increases for ductile iron pipe Focus on inventory reduction based on current levels and bookings Production is expected to decline Variable cost containment through reductions in overtime, shifts and production days Inventory reduction intended to enhance cash flow Resulting impact is expected to cause margin pressures Reduced throughput will drive higher average manufactured cost per unit Higher raw material costs also will pressure second half margin performance Full year 2007 Corporate spending of approximately $40 to $44 million Capital spending of approximately $75 to $80 million Tax rate of approximately 42%

Investment Highlights Attractive water industry dynamics Growth driven by new and upgraded infrastructure Limited number of suppliers to water infrastructure end markets Strong competitive position Leading market position Large installed base Leading municipal specification positions Comprehensive distribution network Low-cost manufacturing capabilities Synergy implementation ahead of schedule Growth opportunities through strategic acquisitions and international expansion Highly experienced, proven management team

Supplemental Information

Historical Performance (a) Fiscal year end as of September 30. (b) Financials for 2002 and 2003 is Calendar Year while 2004 – 2006 is Fiscal Year ending September 30th. (c) Excludes $6.5 million of litigation settlement expenses in 2003. (d) Excludes environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. (e) Excludes US Pipe Chattanooga Closing Costs of $49.9 million; Mueller Inventory Step-Up costs of $53.5 million and Anvil Inventory Step-up costs of $17.3 million; Incremental Amortization expense of $23.6 million for Mueller and $1.8 million for Anvil. CAGR 02-06: 20.0% CAGR 02-06: 58.8% CAGR 02-06: 12.1% CAGR 02-06: 8.0% CAGR 02-06: 4.9% NET SALES OPERATING INCOME (d) (b) (a) (a) CAGR 02-06: 13.3% (d) (c) ($ in millions) (e) (e) (e) ($ in millions) 21.0% 21.2% 23.0% 25.3% 27.6% 4.1% NM 0.7% 4.0% 5.5% 2.0% 3.5% 6.2% 9.3% 9.5% $1,000 $800 $600 $400 $200 $0 $200 $150 $100 $50 $0 ($50) 2002 2003 2004 2005 2006 (e) 2002 2003 (c) 2004 (d) 2005 (d) 2006 (e) 2002 2003 2004 2005 2006 (e) $8 $14 $27 $45 $51 $393 $387 $431 $485 $535 $492 $465 $551 $598 $595 $509 $536 $618 $664 $804

EBITDA Reconciliation ($ In Millions) 2006 Actual 2007 Actual Q1 ’06 Q2 ’06 Q3 ’06 Q4 ’06 Fiscal 06 Q1 ’07 Q2 ’07 Change Revenues Mueller 180.4 193.3 225.3 222.2 821.2 167.1 200.3 7.0 U.S. Pipe 171.1 119.7 143.8 163.9 598.5 117.4 133.3 13.6 Anvil 132.8 127.4 136.5 138.5 535.2 133.6 134.1 6.7 Consolidating Eliminations (3.9) (5.5) (5.6) (6.5) (21.5) (6.2) (8.0) (2.5) 480.4 434.9 500.0 518.1 1,933.4 411.9 459.7 24.8 Reported GAAP Operating Income (Expense) Mueller (3.8) 39.2 56.8 52.6 144.8 35.7 42.8 3.6 U.S. Pipe (27.8) (7.2) 7.6 10.4 (17.0) 7.2 6.8 14.0 Anvil (1.5) 5.0 12.2 16.1 31.8 13.0 13.6 8.6 Corporate (6.4) (8.9) (7.4) (7.5) (30.2) (6.9) (10.3) (1.4) (39.5) 27.5 69.4 71.6 129.0 49.0 52.9 25.4 Depreciation Mueller 6.1 6.6 6.8 6.3 25.8 6.5 6.7 0.1 U.S. Pipe 6.3 5.3 5.4 5.7 22.7 5.5 5.9 0.6 Anvil 4.7 5.2 5.0 5.1 20.0 5.0 4.9 (0.3) Corporate 0.1 0.1 0.0 0.1 0.3 0.3 0.2 0.1 17.2 17.2 17.2 17.2 68.8 17.3 17.7 0.5 Intangible Amortization Mueller 5.9 6.3 6.2 6.2 24.6 6.2 6.3 0.0 U.S. Pipe 0.3 0.3 Anvil 0.7 0.7 1.2 0.9 3.5 0.9 0.8 0.1 0.0 6.6 7.0 7.4 7.1 28.1 7.1 7.4 0.4 Unusual Adjustments US Pipe Chatt Plant Closure Costs 40.0 6.7 3.2 0.0 49.9 0.0 0.0 (6.7) US Pipe Environmental Insurance Proceeds 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Corporate - Sale of Mueller Transaction Expenses 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Mueller Inventory Step-Up 46.2 6.9 0.2 0.2 53.5 0.0 0.0 (6.9) Anvil Inventory Step-Up 12.2 5.1 0.0 0.0 17.3 0.0 0.0 (5.1) 98.4 18.7 3.4 0.2 120.7 0.0 0.0 (18.7) Adjusted EBITDA Mueller 54.4 59.0 70.0 65.3 248.7 48.4 55.8 (3.2) U.S. Pipe 18.5 4.8 16.2 16.1 55.6 12.7 13.0 8.2 Anvil 16.1 16.0 18.4 22.1 72.6 18.9 19.3 3.3 Corporate (6.3) (8.8) (7.4) (7.4) (29.9) (6.6) (10.1) (1.3) Consolidating Eliminations 0.0 (0.6) 0.2 0.0 (0.4) 0 0 0.6 82.7 70.4 97.4 96.1 346.6 73.4 78.0 7.6 Reported GAAP Operating Income (39.5) 27.5 69.4 71.6 129.0 49.0 52.9 25.4 Interest expense, net of interest income (32.2) (30.1) (31.9) (21.7) (115.9) (20.4) (21.1) 9.0 Income tax (expense) benefit 22.9 0.8 1.3 (33.0) (8.0) (11.6) (13.9) (14.7) Net Income (48.8) (1.8) 38.8 16.9 5.1 17.0 17.9 19.7 Note:  EBITDA is measure of our performance that is not required by, or presented in accordance with GAAP. EBITDA is not a measurement of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP.

Mueller Water Products